Exhibit 23.2
                      [Letterhead of KPMG Peat Marwick LLP]


                          INDEPENDENT AUDITORS' CONSENT


      We consent to the incorporation by reference in this Registration Statement of Pinnacle Bankshares Corporation on Form S-3 of our report dated February 10, 1998, appearing in the Annual Report on Form 10-KSB of Pinnacle Bankshares Corporation for the year ended December 31, 1997.


                                    /s/ KPMG PEAT MARWICK LLP


Roanoke, Virginia
December 15, 1998